UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 16, 2006

NEOGEN CORPORATION

(Exact name of registrant as specified in its charter)

MICHIGAN	0-17988	38-2367843
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 Lesher Place Lansing, Michigan	48912
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 517-372-9200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Herbert D. (Ted) Doan, 83, a Director and former Chairman of Neogen Corporation’s Board of Directors, passed away on May 16, 2006 following an extended illness. Mr. Doan was one of the original members of Neogen’s Board and remained on the Board until his death. His service was very instrumental to the Company’s direction, particularly in Neogen’s early years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGEN CORPORATION
(Registrant)

Date: May 19, 2006

/s/ Richard R. Current
Richard R. Current
Vice President & CFO